Institutional Class Shares  [AKRIX]
Retail Class Shares  [AKREX]

Supplement dated October 23, 2012 to
Statement of Additional Information dated November 30, 2011

Effective immediately, the following sentence replaces the first sentence of the “Securities Lending” Subsection of the SAI on Page B-9 of the Statement of Additional Information:

The Fund has received Board approval and intends to lend up to 5% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

Please retain this Supplement with the Statement of Additional Information.